ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
ASSETS HELD FOR SALE
6.	ASSETS HELD FOR SALE
In September 2021, the Company announced discontinuing its pursuit of a Yokohama integrated resort development in Japan. In December 2021, an external advisor was engaged to locate potential buyers and prepare marketing materials for the disposal of the Company’s assets in Japan, including the Japan Ski Resort as described in Note 26 and a parcel of freehold land together with the accompanying building structures in Hakone, Japan (collectively be referred to as the “Disposal Group”). As of December 31, 2021, the disposal was in progress and was anticipated to be completed within one year. After consideration of the relevant facts, the Company concluded the assets and liabilities of the Disposal Group met the criteria for classification as held for sale which is reported under the Corporate and Other segment.

The major classes of assets of the Disposal Group classified as assets held for sale as of December 31, 2021 were mainly comprised of:

Property and equipment, net	$19,922
Operating lease right-of-use assets	672
Cash and cash equivalents	234
Others	949

$21,777

The liabilities related to assets held for sale of $1,497 as of December 31, 2021 mainly represented accounts payable, accrued expenses and other current liabilities, and operating lease liabilities.
During the year ended December 31, 2021, an impairment loss of $1,147 was provided for a parcel of freehold land included in the Disposal Group due to a significant decrease in its market value as of December 31, 2021.